Exhibit 10.28

TRUSTEE ACKNOWLEDGEMENT

November 30, 2010

Reference is made to that Base Indenture dated as of September 1, 2002 (the “Base Indenture”), between the Conn Funding II, L.P. (the “Issuer”) and the undersigned, as trustee (in such capacity, the “Trustee”), as supplemented by (i) the First Supplemental Indenture dated as of October 29, 2004 (the “First Supplemental Indenture”), (ii) the Second Supplemental Indenture dated as of June 1, 2006 (the “Second Supplemental Indenture”), (iii) the Third Supplemental Indenture dated as of June 28, 2007 (the “Third Supplemental Indenture”), (iv) the Fourth Supplemental Indenture dated as of August 14, 2008 (the “Fourth Supplemental Indenture”), (v) the Fifth Supplemental Indenture dated as of July 2, 2010 (the “Fifth Supplemental Indenture”), (vi) the Sixth Supplemental Indenture dated as of the date hereof (the “Sixth Supplemental Indenture”), (vi) the Amended and Restated Series 2002-A Supplement dated as of September 10, 2007 (as amended, the “2002-A Supplement”), as amended by (a) Supplement No. 1 to Series 2002-A Supplement dated as of August 14, 2008 (“Supplement No. 1”), and (b) Supplement No. 2 to Series 2002-A Supplement dated as of March 16, 2010 (“Supplement No. 2”), pursuant to which the Issuer’s Series 2002-A Notes (the “Series 2002-A Notes”) were issued, and (vii) the Series 2006-A Series Supplement dated as of August 1, 2006 (the “2006-A Supplement” and, together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and the 2002-A Supplement, the “Indenture”), pursuant to which the Issuer’s Series 2006-A Notes were issued (the “Series 2006-A Notes”, and together with the Series 2002-A Notes, the “Notes”).

Pursuant to Section 12.1 of the Base Indenture, the Trustee hereby acknowledges that the Issuer’s obligations under the Indenture have been discharged except for those surviving obligations specified in Section 12.1 of the Base Indenture.

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IN WITNESS WHEREOF, I have hereunto set my hand as of the date first written above.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Trustee

By:  /s/ Kristen L. Puttin
Name:   Kristen L. Puttin
Title:  Vice President

Trustee Acknowledgment - Section 12.1 Base Indenture
Conn Funding II, L.P. - Signature Page